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                                                                    EXHIBIT 10.3


                    CONSENT AND CERTIFICATION BY UNDERWRITER


         1. The undersigned hereby consents to being named as underwriter in the Registration Statement on Form SB- 1, as amended, filed with the Securities and Exchange Commission by Neutral Posture Ergonomics, Inc., in connection with a proposed offering of Common Stock, par value $0.01 per share, to the public.

         2. The undersigned hereby certifies that it furnished the statements and information set forth in the registration statement with respect to the undersigned, its directors and officers or partners, that such statements and information are accurate, complete and fully responsive to the requirements of the Registration Statement thereto, and do not omit any information required to be stated therein with respect of any such persons, or necessary to make the statements and information therein with respect to any of them not misleading.

         3. If Preliminary Prospectuses are distributed, the undersigned hereby undertakes to keep an accurate and complete record of the name and address of each person furnished a Preliminary Prospectuses and, if such Preliminary Prospectus is inaccurate or inadequate in any material respect, to furnish a revised Preliminary Prospectus or a Final Prospectus to all persons to whom the securities are to be sold at least 48 hours prior to the mailing of any confirmation of sale to such persons, or to send such a prospectus to such persons under circumstances that it would normally be received by them 48 hours prior to their receipt of confirmation of sale.


                                        HUBERMAN FINANCIAL, INC.


                                        By:    /s/ Isac Huberman
                                               -----------------------------
                                        Name:  Isac Huberman
                                               -----------------------------
                                        Title: President
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                                        Date:  October 14, 1997
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